UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2025

SRx Health Solutions, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-40477	83-4284557
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12400 Race Track Road

Tampa, Florida 33626

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (212) 896-1254

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value share	SRXH	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 10, 2025, SRx Health Solutions, Inc. (the “Company”) accepted the voluntary resignation of Davender Sohi as the President of the Company, effective immediately. His resignation is not the result of any dispute or disagreement with the Company on any matters relating to the Company’s financial statements, internal controls, operations, policies, or practices.

On June 11, 2025, the Company announced that Kent Cunningham, 54, has been appointed as President of the Company; Adesh Vora, 49, has been appointed as Chief Executive Officer of the Company; and Lionel Conacher, 62, has been appointed as Chairman of the Board, in each case effective June 11, 2025.

There is no change to the base compensation of any of the foregoing individuals, each of whom already held an officer position and/or directorship with the Company. In each case the individual remains eligible for additional compensation under the Company’s existing plans and policies.

Item 7.01. Regulation FD Disclosure

On June 13, 2025, the Company posted an updated presentation (the “Presentation”) which is available in the Investors – Events and Presentations section of the Company’s website at https://srxhealth.com. A copy of the Presentation is included as Exhibit 99.2 to this Current Report.

The Company intends to use the Presentation in presentations to investors and analysts from time to time in the future. The furnishing of the information in this Current Report is not intended to, and does not, constitute a determination by the Company that the information in this Current Report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company. The information in the materials is presented as of June 13, 2025, and the Company does not assume any obligation to update such information in the future.

The information in Item 7.01 of this Current Report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 11, 2025
99.2	SRx Health Solutions, Inc. Presentation dated June 13, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRx Health Solutions, Inc.

	By:	/s/ Carolina Martinez
	Name:	Carolina Martinez
	Title:	Chief Financial Officer

June 13, 2025